UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1. Report to Stockholders.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

August 2012

Report to Fellow Shareholders:

Market Overview

     A culmination of tailwinds propelled the high yield market to start on a high note through the first six months of this year. Among the key factors attracting investors to invest in high yield included 1) the historic low level of interest yields on government debt, 2) lack of acceptable alternatives from other yield bearing investments, and 3) improving economic data, positive corporate earnings and healthier balance sheets, which all led to a lower risk profile for corporate bonds. Gradually improving corporate fundamentals, in tandem with a low interest rate environment, proved a strong incentive for investor inflows to high yield in record amounts. Performance of the high yield sector has historically been influenced by market flows – investor flows and new debt issuance. Through July 4th, high yield bond fund net inflows were $22.5 billion, while the high yield primary market priced $149.3 billion in new issuances through June. Clearly, inflows had a positive influence on prices of high yield bonds, but the amount of new issuance tends to attract the interest of professional investors as well. New primary issuance has been driven by companies offering new debt for corporate purposes, refinancing existing higher coupon debt or retiring near term maturities. The ability of companies to refinance debt has been critical to generally improved liquidity in the high yield market and to offset default risk. Liquid markets enable companies to reduce interest cost and extend maturities, all improving their financial position.

     One aspect supporting high yield bonds was positive corporate earnings. Company earnings continued to benefit from cost cutting and running operations on very tight budgets. Most companies in the S&P 500 Index met or beat their second quarter 2012 earnings expectations, but offered much more cautious revenue guidance. The recession has forced companies to become more efficient in order to survive, but at some point the market is going to look for better top line growth. That may be difficult in the short-run given the economy appears to be growing at a subpar 1-1.5% GDP and additional headwinds, including the upcoming presidential election, a potentially massive tax hike in 2013, and the ongoing European financial crisis. The weak economy, high unemployment, and a moribund rebound in housing do not suggest the economy will be growing at a more suitable 3-4% GDP anytime in the near future. The European financial crisis is one that we feel will drag on for years producing periods of intense fear of collapse to periods of hope and relief. All of these macro issues will make it difficult for the economy and companies, suggesting we incorporate more modest expectations for the near future. In our view, modest economic and earnings growth, weak employment and generally low interest rates summarize the macro economic landscape.

     While the market fundamentals and technicals have provided the basis for this rising market, the accompanying higher valuations are setting the stage for an imminent market pause or consolidation. It is our belief successful investing not only requires careful analysis of underlying company fundamentals, it also requires a disciplined approach to buying investments at appropriate valuations. The Barclays Capital U.S. High-Yield Corporate Bond Index all-time low yield was 6.61% on May 16, 2011. The all-time low spread was +233 basis points, on May 23, 2007. See the charts from Barclays Capital(1) below:

Historical High Yield Spreads and Yields:

GRAPH STATISTICS
Label	Last	Minimum	Min Date	Maximum	Max Date	Average
U.S. Corporate High Yield – OAS	569.062	232.6	05/23/2007	1,971.217	12/16/2008	607.463
U.S. Corporate High Yield – YTW	6.841	6.614	05/16/2011	22.969	12/12/2008	10.077

OAS – Option Adjusted Spread
YTW – Yield to Worst
__________

(1)	Source: Barclays Capital U.S. Leveraged Finance Syndicate report.

     Clearly the high yield market is entrenched in the “Greed” phase of the infamous “Fear and Greed” market cycle. A lack of viable alternatives for yield hungry investors has led to massive cash inflows in the high yield market. Funds and ETF’s (Exchange Traded Funds), typically, are required to invest the inflows on a timely basis in securities dictated by each fund’s objectives, driving prices higher over time. We believe it is impossible to consistently determine ultimate market tops and bottoms, and we refrain from this exercise for the most part. However, as we are near a period of historically high valuations, without moving out of the market entirely, we have begun to reposition the portfolio by taking profits in some positions and adding bonds that should help improve the quality and liquidity of the portfolio. While the market is very near its all-time low yield, it is still far from the tight levels in spread to Treasuries. Rather than take comfort in spreads that are not far from historical averages, we believe there is little room left for significant spread tightening or a lower overall yield. The yield spread built into the high yield market compensates investors for both risk of default and a liquidity premium. Based on the current level and trend in default rates, Treasury yield curves and the high yield liquidity premium, we think the market is fully valued.

     One of the larger risks on the horizon is a reversal of the investor inflows we’ve seen this year. That risk is amplified somewhat by the emergence of ETF’s, which add a new wrinkle to “forced buying.” Investors who desire to make profits in the long run should avoid falling into the position of a forced buyer or seller at all costs. The mandate of ETF’s, specifically high yield ETF’s, is that they basically place themselves squarely in this forced buyer/seller position. Their greatest attribute of intraday market liquidity may also be their Achilles’ heel. There is an old adage on Wall Street which states, like sharks, traders smell blood in the water and will price their positions accordingly. The high yield market is less liquid than Treasuries, and in most cases stocks. Brokers are critical in matching buyers with sellers in the over-the-counter high yield market. Any strain on liquidity, such as uncharacteristic levels of sellers or buyers, can disrupt the balance required to keep the market reasonably priced. In recent months, the markets have combined a less liquid asset class with forced buyers, resulting in high yield prices moving steadily higher. These steady inflows into ETF’s require buying, which pushes prices higher, in some cases, beyond a reasonable valuation. Clearly, this game of musical chairs will end and the trend will reverse as forced sellers emerge driving prices lower. At the end of the second quarter ETF’s owned approximately $26 billion of the $1 trillion high market, or just less than 3%. Mutual funds own approximately $270 billion. There is historical precedent for large outflows from high yield, upwards of 5 to 10%. The challenge will be when investors decide the market is overvalued and they are not being compensated for the risk.

Outlook

     In our opinion, the high yield market has the potential to produce low double digit returns in 2012, leaving only modest upside for the remaining six months of the year. We have initiated steps to reduce the Fund’s risk profile, which is primarily a result of high valuations. Should the market experience a consolidation or pullback, we stand ready to add to positions at more attractive valuations. From a fundamental and alternative investment perspective, the high yield market remains attractive. The full valuations suggest a more cautious tone in the short-run.

Performance

     Nicholas High Income Fund – Class I produced net returns of 7.13% and 7.96% for the six- and twelve-month periods ended June 30, 2012, respectively. Returns for Nicholas High Income Fund, Inc. – Class I and N and selected indices are provided in the chart below for the periods ended June 30, 2012. The Fund and Morningstar performance data is net of fees, while the Bank of America Merrill Lynch (“BAML”) Indices are gross of fees.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. – Class I	7.13%	7.96%	13.40%	5.77%	6.44%
Nicholas High Income Fund, Inc. –
Class N (linked to Class I)	6.98%	7.66%	12.96%	5.48%	6.07%
BAML U.S. High Yield Master II
Constrained Index	7.04%	6.47%	16.08%	8.34%	9.92%
BAML U.S. High Yield
BB-B Bond Index	6.51%	7.14%	14.37%	7.50%	8.94%
Morningstar High Yield Bond
Funds Category	6.66%	5.14%	14.39%	5.85%	8.09%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$10,713	$10,796	$14,581	$13,237	$18,662
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. –
Class N (linked to Class I)	$10,698	$10,766	$14,414	$13,056	$18,029
Fund’s Class I Expense Ratio (from 04/30/12 Prospectus): 0.72%
Fund’s Class N Expense Ratio (from 04/30/12 Prospectus): 1.06%

The Fund’s expense ratios for the period ended June 30, 2012 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns and less downside risk to investors.

     We remain committed to the Fund’s long-term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

Lawrence J. Pavelec, CFA
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions – You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield BB-B Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through B3.

The Bank of America Merrill Lynch U.S. High Yield BB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch U.S. High Yield BBB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BBB1 through BBB3.

The Bank of America Merrill Lynch U.S. High Yield CCC and Lower Rated Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

The Bank of America Merrill Lynch U.S. Treasury and Agency Index tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market. Issues included in the index have maturities of one year or more, have an investment grade rating, a fixed coupon schedule and a minimum amount outstanding of $1 billion for sovereigns and $250 million for agencies.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Basis Point – One hundredth of a percentage point. For example 50 basis points equals .50%.

Cash Flow – measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration – a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/12)

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2012			Years Ended December 31,
	(unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.28		$9.52	$9.09	$7.18	$10.18	$10.70
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.33		.69	.74	.66	.71	.75
Net gain (loss) on securities
(realized and unrealized)	.33		(.22)	.41	1.91	(3.00)	(.52)
Total from
investment operations	.66		.47	1.15	2.57	(2.29)	.23
LESS DISTRIBUTIONS
From net investment income	(.16)		(.71)	(.72)	(.66)	(.71)	(.75)
NET ASSET VALUE,
END OF PERIOD	$9.78		$9.28	$9.52	$9.09	$7.18	$10.18

TOTAL RETURN	7.13	%(1)	4.93%	12.99%	36.42%	(23.26)%	2.13%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$101.3		$93.8	$91.6	$88.6	$65.2	$91.9
Ratio of expenses
to average net assets	.68	%(2)	.72%	.74%	.73%	.77%	.72%
Ratio of net investment income
to average net assets	6.83	%(2)	7.44%	7.74%	8.12%	7.70%	6.97%
Portfolio turnover rate	56.79	%(2)	61.19%	78.23%	88.33%	61.42%	59.14%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2012			Years Ended December 31,
	(unaudited)		2011	2010	2009	2008	2007
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.39		$9.64	$9.18	$7.24	$10.06	$10.60
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.32		.66	.69	.63	.52	.71
Net gain (loss) on securities
(realized and unrealized)	.33		(.23)	.44	1.94	(2.82)	(.54)
Total from
investment operations	.65		.43	1.13	2.57	(2.30)	.17
LESS DISTRIBUTIONS
From net investment income	(.15)		(.68)	(.67)	(.63)	(.52)	(.71)
NET ASSET VALUE,
END OF PERIOD	$9.89		$9.39	$9.64	$9.18	$7.24	$10.06

TOTAL RETURN	6.98	%(1)	4.45%	12.56%	36.15%	(23.33)%	1.59%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$4.8		$2.6	$3.4	$16.2	$.09	$.13
Ratio of expenses
to average net assets	1.03	%(2)	1.06%	1.06%	1.06%	1.06%	1.07%
Ratio of net investment income
to average net assets	6.50	%(2)	7.07%	7.34%	7.67%	6.72%	6.58%
Portfolio turnover rate	56.79	%(2)	61.19%	78.23%	88.33%	61.42%	59.14%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
June 30, 2012 (unaudited)

Percentage
Name	of Net Assets
CDW LLC	2.76%
International Lease Finance Corporation	2.48%
American Axle & Manufacturing Holdings, Inc	2.42%
Tesoro Corporation	2.13%
Chesapeake Energy Corporation	2.03%
CKE Restaurants, Inc	1.99%
Pinnacle Foods Finance LLC	1.94%
First Data Corporation	1.91%
Avis Budget Car Rental, LLC	1.55%
SandRidge Energy, Inc	1.51%
Total of top ten	20.72%

Sector Diversification (as a percentage of portfolio)
June 30, 2012 (unaudited)

Fund Expenses
For the six month period ended June 30, 2012 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2)
ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the
Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	12/31/11	06/30/12	01/01/12 - 06/30/12
Actual	$1,000.00	$1,071.30	$3.49
Hypothetical	1,000.00	1,021.63	3.41
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)
For the six month period ended June 30, 2012 (unaudited)

Class N
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period**
	12/31/11	06/30/12	01/01/12 - 06/30/12
Actual	$1,000.00	$1,069.80	$5.29
Hypothetical	1,000.00	1,019.89	5.16
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 87.70%
	Automotive – Automakers — 1.45%
$1,500,000	Chrysler Group LLC 8.00%, 06/15/19	$1,541,250
	Automotive – Loans — 0.59%
500,000	Ford Motor Credit Company LLC 12.00%, 05/15/15	621,250
	Automotive – Parts & Equipment — 3.11%
450,000	American Axle & Manufacturing Holdings, Inc.
	144A restricted, 9.25%, 01/15/17	502,875
2,000,000	American Axle & Manufacturing, Inc. 7.875%, 03/01/17	2,065,000
750,000	Visteon Corporation 6.75%, 04/15/19	729,375
		3,297,250
	Banking — 0.67%
1,000,000	BAC Capital Trust XIV Floating Rate
	Preferred Hybrid Income Term Securities 4.00%, 12/31/49(1)	714,800
	Basic Industry – Building Materials — 1.40%
500,000	Associated Materials, LLC 9.125%, 11/01/17	446,250
500,000	USG Corporation 144A restricted, 7.875%, 03/30/20	517,500
500,000	Vulcan Materials Company 6.40%, 11/30/17	523,750
		1,487,500
	Basic Industry – Forestry & Paper — 1.45%
1,000,000	Cascades Inc. 7.75%, 12/15/17	1,007,500
500,000	Potlatch Corporation 144A restricted, 7.50%, 11/01/19	530,000
		1,537,500
	Basic Industry – Metal/Mining Excluding Steel — 2.13%
250,000	American Rock Salt Company LLC
	144A restricted, 8.25%, 05/01/18	216,250
500,000	Cloud Peak Energy Resources LLC 8.25%, 12/15/17	517,500
1,500,000	FMG Resources Pty Ltd 144A restricted, 7.00%, 11/01/15	1,530,000
		2,263,750
	Basic Industry – Steel Producers & Products — 0.46%
500,000	United States Steel Corporation 7.375%, 04/01/20	482,500
	Capital Goods – Aerospace & Defense — 2.69%
500,000	Bombardier Inc. 144A restricted, 7.50%, 03/15/18	548,125
1,000,000	Bombardier Inc. 144A restricted, 5.75%, 03/15/22	996,250
1,250,000	ManTech International Corporation 7.25%, 04/15/18	1,312,500
		2,856,875
	Capital Goods – Diversified — 1.45%
500,000	Coleman Cable, Inc. 9.00%, 02/15/18	515,000
1,000,000	Park-Ohio Industries, Inc. 8.125%, 04/01/21	1,022,500
		1,537,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 87.70% (continued)
	Capital Goods – Packaging — 2.32%
$1,000,000	Berry Plastics Corporation 9.50%, 05/15/18	$1,065,000
1,250,000	Sealed Air Corporation 144A restricted, 8.125%, 09/15/19	1,393,750
		2,458,750
	Consumer Cyclical – Apparel and Textiles — 1.50%
1,500,000	Levi Strauss & Co. 7.625%, 05/15/20	1,593,750
	Consumer Cyclical – Restaurants — 2.52%
1,850,000	CKE Restaurants, Inc. 11.375%, 07/15/18	2,113,625
500,000	NPC International, Inc. 10.50%, 01/15/20	553,750
		2,667,375
	Consumer Cyclical – Specialty Retail — 0.49%
500,000	Toys “R” Us Property Company II, LLC 8.50%, 12/01/17	520,625
	Consumer Non-Cyclical – Food-Wholesale — 2.91%
500,000	Dean Foods Company 7.00%, 06/01/16	531,250
500,000	Del Monte Foods Company 7.625%, 02/15/19	504,375
2,000,000	Pinnacle Foods Finance LLC 9.25%, 04/01/15	2,055,000
		3,090,625
	Consumer Non-Cyclical – Products — 1.45%
1,500,000	Libbey Glass Inc. 144A restricted, 6.875%, 05/15/20	1,541,250
	Energy – Exploration & Production — 4.75%
750,000	Chesapeake Energy Corporation 9.50%, 02/15/15	808,125
500,000	Cimarex Energy Co. 5.875%, 05/01/22	519,375
1,000,000	Encore Acquisition Company 9.50%, 05/01/16	1,092,500
1,000,000	SandRidge Energy, Inc. 9.875%, 05/15/16	1,095,000
500,000	SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18	506,250
1,000,000	Stone Energy Corporation 8.625%, 02/01/17	1,015,000
		5,036,250
	Energy – Oil Field Equipment & Services — 5.42%
1,000,000	CHC Helicopter S.A. 9.25%, 10/15/20	977,500
1,500,000	Chesapeake Oilfield Operating, L.L.C.
	144A restricted, 6.625%, 11/15/19	1,350,000
867,000	Helix Energy Solutions Group, Inc.
	144A restricted, 9.50%, 01/15/16	908,182
500,000	Hercules Offshore, Inc. 144A restricted, 10.50%, 10/15/17	500,000
925,000	Parker Drilling Company 9.125%, 04/01/18	978,188
500,000	Petroleum Geo-Services ASA 144A restricted, 7.375%, 12/15/18	513,750
500,000	Pioneer Drilling Company 9.875%, 03/15/18	525,000
		5,752,620
	Energy – Oil Refining & Marketing — 2.13%
2,000,000	Tesoro Corporation 9.75%, 06/01/19	2,260,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 87.70% (continued)
	Financial Services – Brokerage — 1.17%
$1,250,000	Oppenheimer Holdings Inc. 8.75%, 04/15/18	$1,243,750
	Financial Services – Investments &
	Miscellaneous Financial Services — 2.42%
1,000,000	Neuberger Berman Group LLC 144A restricted, 5.625%, 03/15/20	1,042,500
1,500,000	Nuveen Investments, Inc. 10.50%, 11/15/15	1,522,500
		2,565,000
	Financials – Consumer, Commercial & Lease Financing — 3.94%
1,500,000	CIT Group Inc. 144A restricted, 5.50%, 02/15/19	1,541,250
1,500,000	International Lease Finance Corporation 6.25%, 05/15/19	1,528,125
1,000,000	International Lease Finance Corporation 8.625%, 09/15/15	1,105,000
		4,174,375
	Healthcare – Facilities — 2.79%
750,000	American Renal Holdings Inc. 8.375%, 05/15/18	793,125
500,000	Apria Healthcare Group Inc. 12.375%, 11/01/14	473,750
1,000,000	Apria Healthcare Group Inc. 11.25%, 11/01/14	1,035,000
600,000	Sabra Health Care Limited Partnership 8.125%, 11/01/18	654,000
		2,955,875
	Healthcare – Medical Products — 2.09%
850,000	Fresenius Medical Care US Finance II, Inc.
	144A restricted, 5.625%, 07/31/19	886,125
750,000	Physio-Control International, Inc.
	144A restricted, 9.875%, 01/15/19	798,750
500,000	Teleflex Incorporated 6.875%, 06/01/19	531,250
		2,216,125
	Healthcare – Pharmaceuticals — 2.51%
500,000	Endo Pharmaceuticals Holdings Inc. 7.00%, 07/15/19	543,750
500,000	Mylan Inc. 144A restricted, 7.625%, 07/15/17	550,000
1,500,000	Valeant Pharmaceuticals International
	144A restricted, 6.50%, 07/15/16	1,567,500
		2,661,250
	Media – Broadcast — 0.58%
555,000	Salem Communications Corporation 9.625%, 12/15/16	612,581
	Media – Cable — 0.96%
1,000,000	UPCB Finance III Limited 144A restricted, 6.625%, 07/01/20	1,015,000
	Media – Printing & Publishing — 0.96%
500,000	Deluxe Corporation 7.375%, 06/01/15	507,500
500,000	Scholastic Corporation 5.00%, 04/15/13	506,250
		1,013,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 87.70% (continued)
	Real Estate – Development & Management — 0.53%
$500,000	CB Richard Ellis Services, Inc. 11.625%, 06/15/17	$567,500
	Services – Gaming — 2.77%
500,000	Boyd Gaming Corporation 9.125%, 12/01/18	515,000
1,000,000	Caesars Operating Escrow LLC 144A restricted, 8.50%, 02/15/20	1,007,500
500,000	Harrah’s Operating Company, Inc. 10.00%, 12/15/18	341,875
1,000,000	MGM Resorts International 8.625%, 02/01/19	1,070,000
		2,934,375
	Services – Hotels — 0.48%
500,000	FelCor Escrow Holdings, L.L.C. 6.75%, 06/01/19	511,875
	Services – Railroads — 1.48%
1,500,000	Florida East Coast Railway Corp.
	144A restricted, 8.125%, 02/01/17	1,567,500
	Services – Support & Services — 5.14%
1,500,000	Avis Budget Car Rental, LLC 9.625%, 03/15/18	1,642,500
500,000	Hertz Corporation (The) 6.75%, 04/15/19	520,000
1,000,000	Interactive Data Corporation 10.25%, 08/01/18	1,117,500
1,000,000	Mobile Mini, Inc. 6.875%, 05/01/15	1,011,250
750,000	ServiceMaster Company (The) 8.00%, 02/15/20	816,563
500,000	Travelport LLC 9.00%, 03/01/16	350,000
		5,457,813
	Services – Theaters & Entertainment — 1.04%
1,000,000	NAI Entertainment Holdings LLC 144A restricted, 8.25%, 12/15/17	1,105,000
	Services – Transportation Excluding Air & Rail — 1.02%
1,000,000	Swift Services Holdings, Inc. 10.00%, 11/15/18	1,085,000
	Technology & Electronics – Software & Services — 4.81%
500,000	Fidelity National Information Services, Inc.
	144A restricted, 5.00%, 03/15/22	508,750
2,000,000	First Data Corporation 9.875%, 09/24/15	2,025,000
1,500,000	GXS Worldwide, Inc. 9.75%, 06/15/15	1,496,250
1,000,000	iGATE Corporation 9.00%, 05/01/16	1,070,000
		5,100,000
Technology & Electronics – Telecommunications Equipment — 5.57%
1,500,000	Avaya Inc. 144A restricted, 7.00%, 04/01/19	1,391,250
2,750,000	CDW LLC 8.50%, 04/01/19	2,928,750
1,500,000	CommScope, Inc. 144A restricted 8.25%, 01/15/19	1,586,250
		5,906,250
	Telecommunications – Integrated & Services — 5.93%
500,000	Cincinnati Bell Inc. 8.375%, 10/15/20	510,000
1,000,000	Frontier Communications Corporation 8.50%, 04/15/20	1,060,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 87.70% (continued)
	Telecommunications – Integrated & Services — 5.93% (continued)
$1,500,000	Intelsat Jackson Holdings S.A. 7.25%, 04/01/19	$1,575,000
500,000	PAETEC Holding Corp. 8.875%, 06/30/17	538,750
1,000,000	Windstream Corporation 7.50%, 04/01/23	1,025,000
500,000	Zayo Escrow Corporation 144A restricted, 8.125%, 01/01/20	522,500
1,000,000	Zayo Escrow Corporation 144A restricted, 10.125%, 07/01/20	1,062,500
		6,293,750
	Telecommunications – Wireless — 2.10%
1,000,000	Digicel Group Limited 144A restricted, 12.00%, 04/01/14	1,110,000
1,000,000	Sprint Nextel Corporation 144A restricted, 9.00%, 11/15/18	1,117,500
		2,227,500
	Utility – Electric-Generation — 0.52%
500,000	Calpine Corporation 144A restricted, 7.875%, 07/31/20	551,250
	TOTAL NON-CONVERTIBLE BONDS
	(cost $90,155,542)	93,026,939
COMMON STOCKS — 3.03%
	Financials – Real Estate — 2.59%
45,000	Annaly Capital Management, Inc	755,100
23,500	Hospitality Properties Trust	582,095
55,520	Monmouth Real Estate Investment Corporation – Class A	650,695
91,241	Summit Hotel Properties, Inc	763,687
		2,751,577
	Other — 0.04%
500	iShares iBoxx $ High Yield Corporate Bond Fund(2)	45,610
	Telecommunication Services — 0.40%
110,000	Frontier Communications Corporation	421,300
	TOTAL COMMON STOCKS
	(cost $3,455,298)	3,218,487
CONVERTIBLE PREFERRED STOCK — 1.06%
	Financials – Banks — 1.06%
$1,000	Wachovia Corporation 7.50% Non-Cumulative
	Perpetual Convertible Preferred Stock, Series L
	(cost $1,007,500)	1,125,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
June 30, 2012 (unaudited)

Shares or
Principal
Amount		Value
PREFERRED STOCKS — 0.07%
	Financials – Banks — 0.07%
35,000	Fannie Mae Fixed-to-Floating Rate
	Non-Cumulative Preferred Stock, Series S(3)(4)	$57,050
10,000	Freddie Mac Fixed-to-Floating Rate
	Non-Cumulative Perpetual Preferred Stock, Series Z(4)(5)	21,700
	TOTAL PREFERRED STOCKS
	(cost $986,350)	78,750
SHORT-TERM INVESTMENTS — 6.60%
	Commercial Paper — 5.45%
$1,600,000	Citigroup Funding Inc. 0.40%, 07/02/12	1,600,000
250,000	VW Credit, Inc. 0.34%, 07/02/12	250,000
1,497,000	Consolidated Edison Company of New York, Inc. 0.30%, 07/05/12	1,496,963
655,000	Hasbro, Inc. 0.42%, 07/05/12	654,977
1,525,000	Integrys Energy Group, Inc. 0.40%, 07/05/12	1,524,949
250,000	Weatherford International Ltd. 0.40%, 07/09/12	249,980
		5,776,869
	Variable Rate Security — 1.15%
1,216,870	American Family Financial Services, Inc. 0.10%, 07/02/12(6)	1,216,870
	TOTAL SHORT-TERM INVESTMENTS
	(cost $6,993,739)	6,993,739
	TOTAL INVESTMENTS
	(cost $102,598,429) — 98.46%	104,442,915
	OTHER ASSETS, NET OF LIABILITIES — 1.54%	1,637,399
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$106,080,314

(1)	The greater of (i) 3-month LIBOR plus 0.40% or (ii) 4.00%; such rate being reset quarterly.
(2)	Closed end mutual fund.
(3)	The greater of (i) 7.75% per annum or (ii) 3-month LIBOR plus 4.23% per annum; such rate being
	reset	quarterly.
(4)	Non-income producing security.
(5)	8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum or
	(ii)	3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(6)	Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2012 (unaudited)

ASSETS
Investments in securities at value (cost $102,598,429)	$104,442,915
Receivables —
Investment securities sold	518,259
Dividend and interest	1,802,728
Total receivables	2,320,987
Other	9,927
Total assets	106,773,829
LIABILITIES
Payables —
Investment securities purchased	600,134
Due to adviser —
Management fee	38,766
Accounting and administrative fee	4,235
Total due to adviser	43,001
12b-1 and servicing fee	10,650
Other payables and accrued expense	39,730
Total liabilities	693,515
Total net assets	$106,080,314

NET ASSETS CONSIST OF
Paid in capital	$113,210,657
Net unrealized appreciation on investments	1,844,486
Accumulated net realized loss on investments	(10,895,600)
Accumulated undistributed net investment income	1,920,771
Total net assets	$106,080,314

Class I:
Net assets	$101,253,484
Shares outstanding	10,354,240
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$9.78

Class N:
Net assets	$4,826,830
Shares outstanding	488,234
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.89

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2012 (unaudited)

INCOME
Interest	$3,902,774
Dividend	133,761
Other	83,860
Total income	4,120,395

EXPENSES
Management fee	238,087
Transfer agent fees	27,126
Registration fees	26,525
Accounting and administrative fees	24,727
Audit and tax fees	14,250
Accounting system and pricing service fees	12,248
12b-1 fees – Class N	9,882
Printing	6,413
Directors’ fees	6,250
Legal fees	4,930
Postage and mailing	4,397
Servicing fees – Class N	3,953
Custodian fees	2,933
Insurance	2,632
Other operating expenses	3,084
Total expenses	387,437
Net investment income	3,732,958

NET REALIZED GAIN ON INVESTMENTS	704,583

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	2,911,378
Net realized and unrealized gain on investments	3,615,961
Net increase in net assets resulting from operations	$7,348,919

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2012 (unaudited)
and the year ended December 31, 2011

	Six Months Ended
	06/30/2012	Year Ended
	(unaudited)	12/31/2011
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$3,732,958	$7,178,781
Net realized gain on investments	704,583	1,770,664
Change in net unrealized
appreciation/depreciation on investments	2,911,378	(4,190,756)
Net increase in net assets resulting from operations .	7,348,919	4,758,689

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,701,909)	(6,944,280)
From net investment income – Class N	(171,370)	(235,707)
Total distributions	(1,873,279)	(7,179,987)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(2,070,463 and 1,574,038 shares, respectively)	19,716,264	15,100,736
Reinvestment of distributions – Class I
(154,716 and 632,406 shares, respectively)	1,493,010	6,016,331
Cost of shares redeemed – Class I
(1,974,648 and 1,723,488 shares, respectively)	(18,981,759)	(16,612,574)
Proceeds from shares issued – Class N
(1,361,062 and 1,256,593 shares, respectively)	13,161,798	12,289,451
Reinvestment of distributions – Class N
(17,458 and 24,268 shares, respectively)	170,392	235,179
Cost of shares redeemed – Class N
(1,167,193 and 1,354,193 shares, respectively)	(11,354,322)	(13,213,172)
Change in net assets derived
from capital share transactions	4,205,383	3,815,951
Total increase in net assets	9,681,023	1,394,653

NET ASSETS
Beginning of period	96,399,291	95,004,638
End of period (including accumulated
undistributed net investment income
of $1,920,771 and $61,092, respectively)	$106,080,314	$96,399,291

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2012 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles (“GAAP”) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund’s Annual Report on
Form N-CSR for the year ended December 31, 2011.
These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.
(1) Summary of Significant Accounting Policies —
Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:
(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.
In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on

Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

	market data obtained from sources independent of the reporting entity.
	Unobservable inputs are inputs that reflect the reporting entity’s own assumptions
	about the assumptions market participants would use in pricing the asset or liability
	based on the best information available in the circumstances. The three-tier
	hierarchy of inputs is summarized in the three broad levels listed below.
	Level 1 – quoted prices in active markets for identical investments
	Level 2 – other significant observable inputs (including quoted prices for
	similar investments, interest rates, benchmark yields, bids, offers,
	transactions, spreads and other relationships observed in the
	markets among market securities, underlying equity of the issuer,
	proprietary pricing models, credit risk, etc.)
	Level 3 – significant unobservable inputs (including the Fund’s own
	assumptions in determining the fair value of investments)
	The inputs or methodology used for valuing securities are not necessarily an
	indication of the risk associated with investing in those securities.
	The following is a summary of the inputs used as of June 30, 2012 in valuing the
	Fund’s investments carried at value:
		Investments
	Valuation Inputs	in Securities
	Level 1 –
	Common Stocks(1)	$3,218,487
	Convertible Preferred Stocks(1)	1,125,000
	Preferred Stocks(1)	78,750
	Level 2 –
	Non-Convertible Bonds(1)	93,026,939
	Commercial Paper	5,776,869
	Variable Rate Security	1,216,870
	Level 3 –
	None	—
	Total	$104,442,915
	(1) See Schedule of Investments for further detail by industry.
	There were no significant transfers between levels during the period ended June 30,
	2012 and the Fund did not hold any Level 3 investments during the period.
(b)	Net realized gain (loss) on portfolio securities was computed on the basis of
	specific identification.
(c)	Dividend income is recorded on the ex-dividend date, and interest income is
	recognized on an accrual basis. Non-cash dividends, if any, are recorded at value
	on date of distribution. Generally, discounts and premiums on long-term debt
	security purchases, if any, are amortized over the expected lives of the respective
	securities using the effective yield method.
(d)	Provision has not been made for federal income taxes or excise taxes since the
	Fund has elected to be taxed as a “regulated investment company” and intends to

Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

	distribute substantially all net investment income and net realized capital gains on
	sales of investments to its shareholders and otherwise comply with the provisions
	of Subchapter M of the Internal Revenue Code applicable to regulated investment
	companies.
	Investment income, net capital gains (losses) and all expenses incurred by the Fund
	are allocated based on the relative net assets of each class, except for service fees
	and certain other fees and expenses related to one class of shares.
	Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as
	described in its prospectus. Income, expenses (other than expenses attributable to
	a specific class), and realized and unrealized gains and losses are allocated daily to
	each class of shares based upon the relative net asset value of outstanding shares.
(e)	Dividends and distributions paid to shareholders are recorded on the ex-dividend
	date. Distributions from net investment income are generally declared and paid at
	least quarterly. Distributions of net realized capital gain, if any, are declared and
	paid at least annually.
	The amount of distributions from net investment income and net realized capital
	gain are determined in accordance with federal income tax regulations, which may
	differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for
	financial reporting purposes. Financial reporting records are adjusted for
	permanent book-to-tax differences to reflect tax character.
	The tax character of distributions paid during the six months ended June 30, 2012
	and the year ended December 31, 2011 was as follows:

		06/30/2012	12/31/2011
	Distributions paid from:
	Ordinary income	$1,873,279	$7,179,987
	As of June 30, 2012, investment cost for federal tax purposes was $102,598,429
	and the tax basis components of net assets were as follows:
	Unrealized appreciation		$3,856,356
	Unrealized depreciation		(2,011,870)
	Net unrealized appreciation		$1,844,486
	There were no differences between the book-basis and tax-basis components of net
	assets.
	As of June 30, 2012, the Fund had no tax deferral of wash loss sales.
	As of December 31, 2011, the Fund had capital loss carryforwards of approximately
	$11,458,000, which expire as follows: $4,624,000 in 2016, and $6,834,000 in
	2017. To the extent the Fund has future net realized capital gains, distributions of
	capital gains to shareholders will be offset by any unused capital loss carryforward.
	On December 22, 2010, the Regulated Investment Company Modernization Act of
	2010 (the “RIC Act”) was enacted. The RIC Act modernized several of the federal
	income and excise tax provisions related to regulated investment companies

Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

(“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with assets diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31. The provisions related to the RIC Act for qualification testing were effective for the December 31, 2011 taxable year. All other provisions under the RIC Act are effective for the December 31, 2012 taxable year.
The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2012. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At
June 30, 2012, the fiscal years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.
(f)	The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.
(g)	In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.
(h)	In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of June 30, 2012. There have been no significant subsequent events since June 30, 2012 and through the date of issuance that would require adjustment to or additional disclosure in these financial statements.
(i)	In May 2011, the Financial Accounting Standards Board (“FASB”) issued
Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally
Accepted Accounting Principles (“U.S. GAAP”) and International Financial
Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820,
“Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. The Fund has disclosed the applicable requirements of this accounting standard in its financial statements.

Notes to Financial Statements (continued)
June 30, 2012 (unaudited)

(2)	Related Parties —
(a) Investment Adviser and Management Agreement —
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
(b) Legal Counsel —
A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,638 for the period ended June 30, 2012 for legal services rendered by this law firm.
(3)	Investment Transactions —
For the period ended June 30, 2012, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $33,662,277 and
$28,346,625, respectively.
(4)	Concentration of Risk —
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
	Per Share	Per Share		Investment(3)
Class I
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1987	18.20	2.3300		22,560
December 31, 1988	18.40	1.8550		25,164
December 31, 1989	17.20	1.9150		26,155
December 31, 1990	15.05	1.9850		25,886
December 31, 1991	16.70	1.7300		31,853
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
December 31, 2011	9.28	0.7070		95,354
June 30, 2012	9.78	0.1594	(a)	102,151
Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
December 31, 2011	9.39	0.6782		13,522
June 30, 2012	9.89	0.1531	(a)	14,466

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)	Paid on April 27, 2012 to shareholders of record on April 26, 2012. The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)

In February 2012, the Board of Directors of the Fund renewed the one-year term of the
Investment Advisory Agreement by and between the Fund and the Adviser through February
2013. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December
31, 2011, the management fee was 0.45% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.72% and 1.06%, respectively. In renewing the
Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s Class I expense ratio, which was the lowest in its overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 4th, 8th, 7th and 7th out of 11 funds for the one-, three-, five- and ten-year periods ending December 31, 2011, respectively. The Fund’s Class I had the lowest expense ratio among its peer group and ranked 3rd in terms of 12-month yield out of the 11 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds.
The Board reviewed the actual relative short-term and long-term performance of the Fund.
The Board agreed that the Fund demonstrated satisfactory performance relative to its peers.
The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The
Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund’s relatively low fees, historical returns and risk profile and management’s strategies to improve the absolute and relative performance of the Fund. The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services.
The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of
Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
We collect the following non-public personal information about you:
* Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
* Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.
* Other general information that we may obtain about you such as demographic information.
WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
ABOUT CURRENT OR FORMER SHAREHOLDERS.
INFORMATION SHARED WITH OUR TRANSFER AGENT,
A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
We may share non-public personal information about you:
* With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and
our dividend disbursing agent to process fund dividend checks.
* With a party representing you, with your consent, such as your broker or lawyer.
* When required by law, such as in response to a subpoena or other legal process.
The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: 08/27/2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: 08/27/2012

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 08/27/2012